UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2026

Linkhome Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-42652	93-4316797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17901 Von Karman Ave, Ste 450
Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 680-9158

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LHAI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed on May 13, 2026, the Company entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Constant Investments, Inc. on May 8, 2026, a Texas corporation doing business as Mortgage One Group (the “Target”), and Jun Choi and Richard Tak, the sole shareholders of the Target (the “Sellers”), as subsequently amended on May 12, 2026.

On July 1, 2026, the Company completed the acquisition of all of the issued and outstanding shares of the Target from the Sellers, resulting in Mortgage One Group becoming a wholly owned subsidiary of the Company. The aggregate consideration for the acquisition consisted of the issuance by the Company of 300,000 shares of its common stock, par value $0.001 per share, to the Sellers at closing, together with the Sellers’ right to receive an earnout of up to $750,000 in cash, subject to the terms and conditions previously disclosed and described in the Stock Purchase Agreement. In connection with the closing, the Company also entered into consulting agreements and restrictive covenant agreements with each of the Sellers, as previously described.

The foregoing description of the Stock Purchase Agreement and related agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreements, which were previously filed as Exhibits 10.1 and 10.2 to the Company’s Current Report on Form 8-K filed on May 13, 2026.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On June 29, 2026, Linkhome Holdings Inc. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications staff of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that, for the last 30 consecutive business days, the closing bid price of the Company’s common stock has been below the $1.00 minimum bid price requirement for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”).

The Letter provides that the Company has 180 calendar days, or until December 28, 2026 (the “Compliance Period”), to regain compliance with the minimum bid price requirement. Compliance may be achieved if at any time during this 180-day period the closing bid price of the Company’s common stock is at least $1.00 for a minimum of ten consecutive business days, in which case Nasdaq will provide written confirmation of compliance and the matter will be closed. Nasdaq may, in its discretion, require the Company to maintain such minimum bid price for a period longer than ten days but generally no more than twenty consecutive business days.

If the Company does not regain compliance by the expiration of the Compliance Period, it may be eligible for an additional 180 calendar days if it meets the continued listing requirements for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market (except for the Bid Price Requirement), and provides written notice of its intention to cure the deficiency, including effecting a reverse stock split if necessary. If it appears to Nasdaq staff that the Company will not be able to cure the deficiency, or if the Company is otherwise not eligible, Nasdaq will issue a notice that the Company’s securities will be subject to delisting. At that time, the Company may appeal any such delisting determination to a Nasdaq hearings panel.

The Company intends to monitor the bid price and consider available options to regain compliance with the Nasdaq Listing Rules. However, there can be no assurance that the Company will be able to regain or maintain compliance with the Bid Price Requirement or any other Nasdaq listing standards, that Nasdaq will grant the Company any extension of time to regain compliance with the Bid Price Requirement or any other Nasdaq listing requirements, or that any such appeal to the Nasdaq hearings panel will be successful, as applicable. The Letter does not affect the Company’s business operations or its reporting obligations under the Securities Exchange Act of 1934.

Item 7.01 Regulation FD Disclosure.

On July 1, 2026, the Company issued a press release announcing the completion of the acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act..

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those related to future compliance with the Bid Price Requirement, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including risks related to the Company’s ability to regain compliance with Nasdaq listing standards, the Company’s ability to obtain an additional compliance period, if needed, the Company’s ability to take actions that may be required for its continued listing on Nasdaq, the Company’s current liquidity position and the need to obtain additional financing to support ongoing operations, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the U.S. Securities and Exchange Commission. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press release dated July 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2026

Linkhome Holdings Inc.

By:	/s/ Bill Qin
Name:	Bill Qin
Title:	Chief Executive Officer

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